UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2025

BLACKROCK PRIVATE CREDIT FUND

(Exact name of registrant as specified in its charter)

Delaware	814-01485	87-4655020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 Hudson Yards New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 810-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 26, 2025, the Fund entered into an Expense Support and Conditional Reimbursement Agreement (the “Expense Support Agreement”) with the Fund’s investment adviser, BlackRock Capital Investment Advisors, LLC (the “Investment Adviser”). Pursuant to the Expense Support Agreement, the Investment Adviser may elect to pay certain expenses on the Fund’s behalf (an “Expense Payment”), provided that no portion of an Expense Payment will be used to pay any interest expense or shareholder servicing and/or distribution fees of the Fund.

Following any calendar month in which Available Operating Funds (as defined below) exceed the cumulative distributions accrued to the Fund’s shareholders based on distributions declared with respect to record dates occurring in such calendar month (the amount of such excess being hereinafter referred to as “Excess Operating Funds”), the Fund shall pay such Excess Operating Funds, or a portion thereof, as applicable, to the Investment Adviser until such time as all Expense Payments made by the Investment Adviser to the Fund within three years prior to the last business day of such calendar month have been reimbursed. Any payments required to be made by the Fund shall be referred to herein as a “Reimbursement Payment.” “Available Operating Funds” means the sum of (i) the Fund’s net investment company taxable income (including net short-term capital gains reduced by net long-term capital losses), (ii) the Fund’s net capital gains (including the excess of net long-term capital gains over net short-term capital losses), and (iii) dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts listed in clause (iii) are not included under clauses (i) and (ii) above).

No Reimbursement Payment for any month shall be made if: (1) the Effective Rate of Distributions Per Share declared by the Fund at the time of such Reimbursement Payment is lower than the Effective Rate of Distributions Per Share at the time the related Expense Payment was made, provided that to the extent that the Effective Rate of Distributions Per Share declared by the Fund at the time of such Reimbursement Payment has declined relative to the Effective Rate of Distributions Per Share declared by the Fund at the time of the related Expense Payment in an amount (measured in basis points) equal to or less than a corresponding decline in the 3-month Secured Overnight Financing Rate (measured in basis points) over the same period, this condition (1) shall not restrict the payment of such Reimbursement Payment; or (2) the Fund’s Operating Expense Ratio at the time of such Reimbursement Payment is greater than the Operating Expense Ratio at the time the related Expense Payment was made. “Effective Rate of Distributions Per Share” means the annualized rate of regular cash distributions per share exclusive of returns of capital, distribution rate reductions due to shareholder servicing and/or distribution fees, and declared special dividends or special distributions, if any. The “Operating Expense Ratio” is calculated by dividing Operating Expenses, less organizational and offering expenses, base management and incentive fees owed to the Investment Adviser, shareholder servicing and/or distribution fees, and interest expense, by the Fund’s net assets. “Operating Expenses” means all of the Fund’s operating costs and expenses incurred, as determined in accordance with generally accepted accounting principles for investment companies.

The Fund’s obligation to make a Reimbursement Payment shall automatically become a liability of the Fund on the last business day of the applicable calendar month, except to the extent the Investment Adviser has waived its right to receive such payment for the applicable month.

The description above is only a summary of the material provisions of the Expense Support Agreement and is qualified in its entirety by reference to the copy of the Expense Support Agreement which is filed as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference thereto.

Item 3.02. Unregistered Sale of Equity Securities.

The Fund sells unregistered Institutional Class common shares of beneficial interest to feeder vehicles primarily created to hold the Fund’s Institutional Class shares. The offer and sale of these Institutional Class shares was exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) and/or Regulation S thereunder (the “Private Offering”). The following table details the shares sold in the Private Offering. The Fund also issues shares to feeder vehicles pursuant to the distribution reinvestment plan of the Fund.

Date of Unregistered Sale	Amount of Institutional Class Shares Sold	Consideration
August 1, 2025 (number of shares finalized on August 20, 2025)	4,386,109.86	$106,251,756.93

Item 8.01. Other Events.

Distribution Declaration

On August 22, 2025, the Fund declared a regular distribution for each class of its common shares of beneficial interest in the amounts per share set forth below:

	Gross Distribution	Shareholder Servicing and/or Distribution Fee	Net Distribution
Institutional Shares	$0.1980	N/A	$0.1980
Class S Shares	$0.1980	$0.0172	$0.1808
Class D Shares	$0.1980	$0.0050	$0.1930

The distribution will be payable to shareholders of record at the close of business on August 28, 2025 and will be paid on September 26, 2025. The distribution will be paid in cash or reinvested in Fund shares for shareholders participating in the Fund’s distribution reinvestment plan.

Net Asset Value

The net asset value (“NAV”) per share of each class of shares of the Fund as of August 20, 2025, as determined in accordance with the Fund’s valuation policy, is set forth below.

NAV as of August 20, 2025
Institutional Shares	$24.22
Class S Shares	$24.22
Class D Shares	$24.22

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1	Expense Support and Conditional Reimbursement Agreement, dated August 26, 2025, by and between Blackrock Private Credit Fund and BlackRock Capital Investment Advisors, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Private Credit Fund

Date: August 26, 2025	By:	/s/ Erik L. Cuellar
	Name:	Erik L. Cuellar
	Title:	Chief Financial Officer and Treasurer